SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






        Date of Report (Date of earliest reported event): October 1, 2001



                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)





          Delaware                   0-23044                    93-0976127
      (State or other          (Commission File No.)           (IRS Employer
      jurisdiction of                                        Identification No.)
incorporation or organization)




                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                 (703) 758-6000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

Item 7.  Financial Statements and Exhibits

(c)  Exhibits


The following document is filed as an exhibit to the report:


99.1     Press Release dated October 1, 2001.

ITEM 9.  Regulation FD Disclosure

Motient Corporation today issued a news release regarding cost reduction actions and certain other matters, a copy of which is included as an exhibit to this Current Report on Form 8-K. The information in this 8-K, including the exhibit, is being "furnished" pursuant to Item 9 and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Motient under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MOTIENT CORPORATION



                              By: /s/David H. Engvall
                                 David H. Engvall
                                 Vice President, General
                                 Counsel and Secretary


Date:  October 1, 2001